Agreements to Purchase Real Estate	9 Months Ended
Sep. 30, 2015
Agreements To Purchase Real Estate
Agreements to Purchase Real Estate

Note 8 – Agreements to Purchase Real Estate

On September 25, 2015, the Company entered into an agreement to purchase certain tract or parcel of land, including all improvements, located at 3200 Cushman Circle, Atlanta, Georgia for $450,000. The transaction is expected to close on or before November 30, 2015.

In addition, on September 25, 2015, the Company entered into an agreement to purchase certain tract or parcel of land, including all improvements, located at 3000 Ember Drive, Decatur, Georgia for $1,800,000. The transaction is expected to close on or before November 30, 2015.